New York
September 2009

Patty Bedient, Executive Vice President – Chief Financial Officer

Investor Conference
Weyerhaeuser Company

1

Forward Looking Statement

This presentation contains statements concerning the company’s future results and performance that are forward-looking statements within the meaning of the

Private Securities Litigation Reform Act of 1995.  These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding these assumptions.  Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements.  There is no guarantee that any of the events anticipated by these forward-looking statements will occur.  If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition.  The company will not update these forward-looking statements after the date of this news release.

Some forward-looking statements discuss the company’s plans, strategies and intentions.  They use words such as “expects,” “may,” “will,” “believes,” “should,”

“approximately,” “anticipates,” “estimates,” and “plans.”  In addition, these words may use the positive or negative or other variations of those terms.

This presentation contains forward-looking statements regarding the company’s expectations during the third quarter of 2009, including fee timber harvest levels and lower earnings in the Timberlands segment and sales of non-strategic timberlands; the effect of operating efficiencies and cost control measures on operating losses in the Wood Products  and demand and pricing for our wood products; average pulp price realizations, decreased expenses for maintenance and operations and levels of alternative fuel blending and earnings for the Cellulose Fibers segment; home sales, closings, cancellations and earnings for our real estate businesses; and earnings and performance of our business segments. The major risks, uncertainties and assumptions that affect the company’s businesses and may cause actual results to differ from these forward-looking statements, include, but are not limited to:

the effect of general economic conditions, including the level of interest rates, availability of financing for home mortgages, strength of the U.S. dollar, employment rates and housing starts;

market demand for the company’s products, which is related to the strength of the various U.S. business segments and economic conditions;

the successful execution of internal performance plans, including restructurings and cost reduction initiatives;

changes in the Company’s business support functions and support costs;

performance of the company’s manufacturing operations, including maintenance requirements and operating efficiencies;

changes in legislation or tax rules

raw material prices;

energy prices;

transportation costs;

the level of competition from domestic and foreign producers;

the effect of forestry, land use, environmental and other governmental regulations;

legal proceedings;

the effect of weather;

the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; and

changes in accounting principles;

performance of pension fund investments and related derivatives;

the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation; and

other factors described under “Risk Factors” in the Company’s annual report on Form 10-K.

The company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan and China.  It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the euro and the Canadian dollar. Restrictions on international trade or tariffs imposed on imports also may affect the company.

Global footprint

Thousands of Acres

Fee
Ownership

Long-term
Lease

Total Fee and
Lease

License
Arrangements

U.S. West

2,063

2,063

U.S. South

3,429

696

4,125

Canada

15,177

Uruguay

321

  26

347

China

52

Total

5,813

774

6,587

15,177

Timberlands: Managed forestry creates value

Loblolly Pine

Douglas Fir

Weyerhaeuser grows high-value softwood

sawtimber using intensive forestry practices

Loblolly pine in the South

Fast early growth, resulting in younger

harvest ages (compared to Douglas fir)

Responsive to management to influence

growth and reduce risk of insect loss

Douglas fir in the West

Manageable to increase yields

Taller / older at normal harvest ages compared to pine

Products generally command higher market values

Timberlands: Managed forestry creates value

Deferring harvest to preserve value in response to lower log demand and realizations

Upgrading portfolio through exchanges and occasional sales of non-strategic timberlands

Additional revenue streams from land and timber

Minerals, oil and gas, and geothermal

Pursuing potential of biomass, carbon credits, wind power and conservation easements

A leading producer of solid wood products and panels

Largest engineered wood products producer

National distribution footprint

Most recognized and trusted product brands

Wood Products

Wood Products: Managing through the downturn

Re-scaling operations to balance production against demand

Closed or curtailed almost half of wood products facilities since market peak

Comparable reduction in staffing

Maintaining pricing discipline across all product lines

Managing working capital and controlling cost

Downstream End Product Converting
Absorbents
~1.3MM Tons
Specialty
~0.2MM Tons
Papergrade
~0.4MM Tons

Cellulose Fibers

End Uses

Operations

6  Manufacturing Facilities

~1.9MM Tons

5

“

Primary

”

Mills

Bales

Rolls

Bales

Grande Prairie, AB

Flint River, GA

Pt Wentworth, GA

Columbus, MS

New Bern, NC

6  Manufacturing Facilities

~1.9MM Tons

5

“

Primary

”

Mills

1

“Converting”

Plant

Columbus, MS  (

“CMF”)

Bales

Rolls

Bales

Grande Prairie, AB

Flint River, GA

Pt Wentworth, GA

Columbus, MS

New Bern, NC

Towel/Tissue

Paper

Textiles

Filter Media

Diapers

Wipes

Towel/Tissue

Paper

Textiles

Filter Media

Diapers

Wipes

Towel/Tissue

Towel/Tissue

Paper

Paper

Textiles

Filter Media

Textiles

Filter Media

Diapers

Wipes

Diapers

Wipes

35% - Europe

35% - North America

30% - Asia, South
America

End Product

Flows

Cellulose Fibers: Value through differentiation

Focus on absorbents and specialty fibers provides competitive advantage

Continuing leadership position with key customers

Selectively pursuing opportunities that support business strategy

Pursuing potential opportunities in green energy and new uses for cellulose fibers

PardeeHomes
THE WAY YOU WANT TO LIVE

QUADRANT HOMES
MORE HOUSE. LESS MONEY.

TRENDMAKER HOMES
DISCOVER THE DIFFERENCES

Experience the Power of Your Home. Your Way.

WINCHESTER HOMES®
YOUR HOME YOUR WAY

CAMBERLEY HOMES™

Maracay Homes
flex design®

Real Estate: Unique brands and value propositions

Real Estate: Focused on cash generation

Despite current market weakness, our homebuilding businesses are well positioned in markets with strong long-term fundamentals

Managing through the cycle

Repositioning product for current market conditions and emerging trends

Curtailing spending on land acquisitions and development

Opportunistically selling land inventory

Adjusting staffing and reducing costs

2009 Q3 Outlook

Increased activity at lower price points.

Increased number of closings in Q3 2009, lower margins than Q2 2009 due to mix.

Cancellation rate improved vs. prior year.

Loss in single family homebuilding similar to loss in Q2 2009.

Real Estate

Pulp pricing gaining momentum.

Focused cost control and manufacturing efficiency.

Lower maintenance expense and slight increase in alternative fuel blending.

Significant increase in Q3 2009 earnings vs. Q2 2009.

Cellulose
Fibers

Further curtailments to match supply with demand.

Continued weak pricing, especially in lumber.

Focused on working capital management and cash generation.

Loss in Q3 2009 should be less than in Q2 2009.

Wood
Products

Continued harvest deferral.

Export markets stabilizing.

$160 million pre-tax gain on non-strategic timber sale.

Exclusive of timber sale gain, earnings expected lower in Q3 2009 vs. Q2 2009.

Timberlands

Comments

Segment

Financial Update

$2.1 billion cash at the end of August 2009

Significant September cash outflows

$347 million debt maturities

$120 million interest payments

$20 million litigation settlement payment

$11 million dividends

Only minor debt maturities for next two years

$37 million 4Q 2009

$43 million 2010

$30 million 2011

Bank Credit Lines Amended

Committed Bank Facilities

March 2010

December 2011
     Total

Minimum Defined Net Worth Covenant

$3.0 billion

$3.75 billion

$0.4 billion

  1.0
$1.4

$1.2 billion

  1.0
$2.2

Amended

Original

REIT update

Unlikely that 2009 conversion would be value creating for shareholders

Limitations on NOL carryback

Low level of timber income reduces 2009 benefit

Maintaining flexibility to elect REIT conversion

Minimizing earnings and profit distribution

Current portfolio likely meets REIT qualifications

Monitoring potential tax law changes

Questions

16